UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 4, 2014
____________________
HEARTLAND PAYMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other jurisdiction	(Commission File No)	(I.R.S. Employer
of incorporation or organization)	File No)	Identification Number)

90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)
(609) 683-3831
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated September 4, 2014, filed by Heartland Payment Systems, Inc. (“the Company”) with the Securities and Exchange Commission on September 8, 2014, announcing the completion of its acquisition of TouchNet Information Systems, Inc. (“TouchNet”). The information previously reported in the September 4, 2014 Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A. This Current Report on Form 8-K/A amends Item 9.01 Financial Statements and Exhibits reported in the September 4, 2014 Form 8-K to provide the audited financial statements as of and for the years ended December 31, 2013 and 2012, and the interim financial statements as of and for the six months ended June 30, 2014 of TouchNet and the required unaudited pro forma combined financial information.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

•
Unaudited financial statements of TouchNet Information Systems, Inc. as of and for the interim periods ended June 30, 2014 and 2013 are filed in Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

•
Audited financial statements of TouchNet Information Systems, Inc. as of and for the years ended December 31, 2013 and 2012, are filed in Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

•
Unaudited pro forma condensed combined financial statements as of and for the interim period ended June 30, 2014 and for the year ended December 31, 2013 are filed in Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(c) Not applicable
(d) Exhibits
The following exhibits are furnished as part of this Form 8-K/A

Exhibit Number	Description
23.1	Consent of Accord Cox & Company relating to TouchNet Information Systems, Inc.'s financial statements.
99.1
Unaudited financial statements of TouchNet Information Systems, Inc. as of and for the interim periods ended June 30, 2014 and 2013 and audited financial statements of TouchNet Information Systems, Inc. as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited pro forma condensed combined financial statements as of and for the interim period ended June 30, 2014 and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heartland Payment Systems, Inc.
(Registrant)
Dated: November 14, 2014	By:	/s/ Samir M. Zabaneh
Samir M. Zabaneh
Chief Financial Officer
(Principal Financial and Accounting Officer)